                                                                       EXHIBIT 6

                          GUARANTY ISSUANCE AGREEMENT
                          ---------------------------


          THIS GUARANTY ISSUANCE AGREEMENT (this "Agreement") dated as of April
                                                  ---------
19, 1996 is by and among Hughes Electronics Corporation, a Delaware corporation ("Hughes"), AMSC Subsidiary Corporation, a Delaware corporation dually
  ------
incorporated as a Virginia public service corporation ("AMSC"), and American
                                                        ----
Mobile Satellite Corporation, a Delaware corporation ("AMSC Parent").
                                                       -----------


                                R E C I T A L S:

          WHEREAS, Hughes Communications Satellite Services, Inc., a wholly-owned subsidiary of Hughes ("Hughes Services"), is a shareholder of AMSC;
                             ---------------

          WHEREAS, AMSC and AMSC Parent have entered into that certain Securities Purchase Agreement dated as of January 19, 1996 (the "Bridge Loan")
                                                                 -----------
pursuant to which AMSC has issued notes (i) in the aggregate face amount of $10,000,000 to Hughes Services and (ii) in the aggregate face amount of $15,000,000 each (for an aggregate of $30,000,000) to each of Toronto Dominion Investments, Inc. and Morgan Guaranty Trust Company of New York (individually each an "Existing Lender" and collectively the "Existing Lenders") (such notes
         ---------------                        ----------------
and the Bridge Loan are herein referred to as the "Documents");
                                                   ---------

          WHEREAS, the Existing Lenders, AMSC and AMSC Parent each have requested that Hughes issue a guaranty substantially in the form set forth as Exhibit A hereto (the "Bridge Loan Guaranty") as a condition to certain
                       --------------------
amendments to and waivers under the Documents (the "Bridge Loan Extension");
                                                    ---------------------

          WHEREAS, AMSC and AMSC Parent each have requested that Hughes issue a guaranty (the "Interim Loan Guaranty") substantially in the form set forth as
               ---------------------
Exhibit B attached hereto in connection with a contemplated interim loan of up to $20,000,000 to AMSC (the "Interim Loan") that will provide working capital to
                             ------------
AMSC and without which AMSC will have no working capital with which to fund its ongoing business and operations after April 19, 1996; and

          WHEREAS, as a result of Hughes' issuance of the Bridge Loan Guaranty and the Interim Loan Guaranty, AMSC will reduce its interest expense by an amount equal to the difference between: the interest rate now payable by AMSC under the Bridge Loan and the interest rate that will be payable by AMSC under the Bridge Loan Extension (the "Bridge Loan
                                                              -----------
Interest Rate Savings"); plus the interest rate that will be payable by AMSC
- ---------------------
under the Interim Loan and the interest rate that would be payable by AMSC under the Interim Loan if AMSC had to obtain the Interim Loan without the Interim Loan Guaranty (which interest rate is assumed to be the same interest rate that is now payable by AMSC under the Bridge Loan) (the "Interim Loan Interest Rate
                                                 --------------------------
Savings").
- -------


                               A G R E E M E N T:

          NOW, THEREFORE, in consideration of the foregoing recitals and the issuance by Hughes of one or both of the guaranties described above, AMSC and AMSC Parent hereby agree as follows:

1.   The Longer-Term Financing.  The parties are presently negotiating the terms
     -------------------------
of a longer-term guaranteed debt financing of $150,000,000 or more for the benefit of AMSC and AMSC Parent (the "Longer-Term Financing"). The parties
                                      ---------------------
contemplate that these negotiations will be completed and the Longer-Term Financing will be consummated on or before May 31, 1996 or, if extended pursuant to Section 2(d), June 30, 1996 (the "Completion Date"). Part of these
                                     ---------------
negotiations involves the consideration to be received by Hughes from AMSC and AMSC Parent in connection with any guaranty Hughes may issue in connection with the Longer-Term Financing. The Longer-Term Financing will involve the repayment of the Bridge Loan and the Interim Loan. The terms of the Longer-Term Financing must be satisfactory to each of AMSC, AMSC Parent and Hughes, each in its sole discretion. Hughes will use its reasonable best efforts in good faith to cause the Longer-Term Financing and the related guaranties to occur provided, however, that Hughes cannot assure that the lenders will, and shall have no liability if the lenders do not, provide any Longer-Term Financing on acceptable terms.

2.   Consideration for the issuance by Hughes of the Bridge Loan Guaranty or the
     ---------------------------------------------------------------------------
Interim Loan Guaranty.  The consideration that shall be delivered by AMSC and
- ---------------------
AMSC Parent hereunder will vary depending upon when and whether the repayment by AMSC and AMSC Parent of the Bridge Loan and the Interim Loan occurs. The consideration that shall be delivered to Hughes hereunder in various circumstances is set out in the chart attached hereto as Exhibit C and is more particularly described as follows:

          (a) In the event that, as of the Completion Date, (i) the Bridge Loan and the Interim Loan are fully repaid by AMSC and AMSC Parent from the Longer-Term Financing, (ii)

Hughes provides a guaranty for part or all of such Longer-Term Financing and
(iii) the Bridge Loan Guaranty and the Interim Loan Guaranty are fully released, then no consideration for the Bridge Loan Guaranty and Interim Loan Guaranty shall be delivered to Hughes by AMSC and AMSC Parent and the warrants to be delivered to Hughes by AMSC and AMSC Parent for the issuance of the Longer-Term Financing guaranty shall be as set forth in Exhibit D attached hereto.

          (b) In the event that, as of the Completion Date, the Bridge Loan and the Interim Loan are fully repaid by AMSC and AMSC Parent and the Bridge Loan Guaranty and Interim Loan Guaranty are fully released ( the "Repayment
                                                             ---------
Conditions") without the issuance by Hughes of any Longer-Term Financing
- ----------
guaranty, then the consideration delivered to Hughes by AMSC and AMSC Parent shall be as follows: (i) AMSC shall pay to Hughes a fee (the "Ongoing Guaranty
                                                              ----------------
Fee") calculated daily on the sum of (A) seventy-five percent (75%) of the
- ---
amounts outstanding under the Bridge Loan and (B) the amount outstanding under the Interim Loan, at an annual rate equal to the difference between (x) the interest rate actually paid on amounts outstanding under the Bridge Loan and the Interim Loan, as the case may be, and (y) eleven percent (11%), calculated from the date on which the Bridge Loan Guaranty was issued, and from the date on which the Interim Loan Guaranty was issued, as the case may be, to the date the Bridge Loan Guaranty and the Interim Loan Guaranty, as applicable, are released, and shall be payable within seven (7) business days after the Completion Date; and (ii) AMSC Parent shall issue to Hughes warrants for an aggregate of 125,000 shares of common stock of AMSC Parent (the "Common Stock"), at an exercise price
                                            ------------
equal to $ .01 per share and otherwise on the terms set forth in Exhibit E attached hereto (the "Guaranty Warrants"). If, however, the Repayment
                      -----------------
Conditions occur on or prior to the Completion Date and insurance proceeds are received by the Company and used to repay part or all of the Bridge Loan (a

"Repayment") on or before the Completion Date, then the following adjustments
- ----------
(the "Repayment Adjustments") shall be made to the Guaranty Warrants: (i) if a
      ---------------------
full Repayment occurs on or before May 1, 1996, then the 75,000 Guaranty Warrants allocable to the Bridge Loan Guaranty shall be eliminated; (ii) if a full Repayment occurs after May 1, 1996 but on or before May 15, 1996, then such Guaranty Warrants shall be reduced by 37,500; and (iii) if a full Repayment occurs after May 15, 1996 but on or before May 31, 1996, then such Guaranty Warrants shall be reduced by 25,000. If a partial Repayment occurs, then the reduction in Guaranty Warrants shall be determined by multiplying the applicable Repayment Adjustment by a fraction, the numerator of which is the amount of the Bridge Loan repaid and the denominator of which is $40,000,000. For example, if $20,000,000 of the Bridge Loan were repaid with insurance proceeds after May 1 but before May 15, 1996, then the Guaranty Warrants would be reduced by 18,750 (37,500 x 20,000,000/40,000,000).

          (c) In the event that, as of the Completion Date, through no Fault of Hughes (as such term is defined in Section 2(f) below), the Bridge Loan and the Interim Loan are not fully repaid by AMSC and AMSC Parent and the Bridge Loan Guaranty and Interim Loan Guaranty are not fully released (collectively, a failure of the "Repayment
                                                                 ---------
Conditions"), then the consideration delivered to Hughes by AMSC and AMSC Parent
- ----------
shall be as follows: (i) AMSC shall pay to Hughes a fee in an amount equal to one and one-half percent (1 1/2%) of the sum of the amount of the Bridge Loan then outstanding and of the amount of the Interim Loan then outstanding, which fee shall be payable within seven (7) business days after the Completion Date (the "Upfront Repayment Failure Fee"); (ii) AMSC shall pay to Hughes a fee (the
      -----------------------------
"Ongoing Repayment Failure Fee") calculated daily on the sum of (A) the amounts outstanding under the Bridge Loan and (B) the amounts outstanding under the Interim Loan, at an amount equal to the difference between (X) the interest rate actually paid on amounts outstanding under the Bridge Loan and the Interim Loan, as the case may be, and (Y) eleven percent (11%), and which amount shall be payable from and calculated from and after June 1, 1996 to the end of each calendar month or part thereof during which the Bridge Loan Guaranty and the Interim Loan Guaranty, as applicable, are outstanding, and shall be payable within seven (7) business days after the end of each such month; and (iii) AMSC Parent shall issue to Hughes warrants for 2,000,000 shares of Common Stock, at an exercise price equal to $24.00 per share and otherwise on the terms set forth in Exhibit D attached hereto (the "Repayment Failure Warrants").
                                   --------------------------

          (d) If, as of May 31, 1996, AMSC, AMSC Parent and the lenders are working in good faith to complete definitive documents for the Longer-Term Financing which, if completed, will cause the Repayment Conditions to occur, then (i) the Completion Date will be extended to June 30, 1996 and (ii) the parties hereto will use their best reasonable efforts to complete such documentation.

          (e) In addition to the provisions of Section 2(c) above, if the Repayment Conditions have not been met as of May 31, 1996 and, if applicable, June 30, 1996 and AMSC and AMSC Parent are otherwise in compliance with their obligations under this Agreement, then the following shall occur: (i) Hughes shall seek to have the Bridge Loan and the Interim Loan lenders (the "Lenders")
                                                                      -------
extend the due date of their respective loans to September 30, 1996 and shall offer to extend the Bridge Loan Guaranty and the Interim Loan Guaranty through such date; (ii) if the Lenders, or some of them, refuse to do so, Hughes shall purchase any such Bridge Loans or Interim Loans from any such Lenders at par plus any accrued but unpaid interest and shall then extend the terms of such repurchased notes to September 30, 1996; (iii) while Hughes shall have all of the rights and remedies of a Lender under any of such repurchased notes, it agrees that it will waive any defaults arising under any such notes as a result of such notes not being repaid on the due date otherwise provided for therein (a "Term Default") until September 30, 1996; (iv) Hughes shall specifically have
 ------------
the right, prior to September 30, 1996, to declare a default under any of such repurchased notes and/or initiate or continue any foreclosure actions pursuant to any clauses in any of such repurchased notes permitting it to do so if (A) a default, other than a Term Default, occurs, (B) a default by AMSC and/or AMSC Parent under any other loan or financing to which either of them is a party occurs or (C) any action is taken by any Lender in pursuing its foreclosure or similar remedies; and (v) Hughes will extend the due date of its portion of the Bridge Loan to September 30, 1996, but the interest rate payable thereunder shall be changed to eleven percent (11%) per annum, effective as of June 1, 1996; and in addition, as to any notes that Hughes has purchased as set forth in this clause (e), the interest rate payable thereunder shall be changed to eleven percent (11%) per annum, effective as of June 1, 1996.

          (f) If the Repayment Conditions do not occur due to the Fault of Hughes, the consequence of such failure is that no Repayment Failure Warrants shall be issuable to Hughes. As used in this Section 2, the "Fault of Hughes"
                                                              ---------------
shall mean the failure of Hughes to provide a guaranty, which together with the guaranties provided by other parties, will, in the aggregate, guarantee $150,000,000 of Longer-Term Financing, where each of AMSC, AMSC Parent and the proposed lenders has acted in good faith and such financing is consistent with the term sheet provided by Hughes to AMSC's Parent Board of Directors at its April 18, 1996 meeting, and each of AMSC, AMSC Parent and the proposed lenders is ready to proceed with the Longer-Term Financing on terms which are, or should be, reasonably satisfactory to Hughes and which are consistent herewith.

3.   Ability to Seek Alternatives.  Hughes acknowledges and agrees that, upon
     ----------------------------
completion of the Interim Loan, AMSC and AMSC Parent have the right to, and intend to, seek alternative methods of obtaining the Longer-Term Financing or otherwise satisfying AMSC's financing needs and repaying the Bridge Loan and the Interim Loan. Nothing contained herein or in the Bridge Loan Guaranty or the Interim Loan Guaranty shall in any way restrict such rights.

4.   Amendments, Etc.  No amendment or waiver of any provision of this Agreement
     ---------------
shall in any event be effective unless the same shall be in writing and (a) with respect to its enforcement against Hughes, signed by Hughes, (b) with respect to its enforcement against AMSC, signed by AMSC or (c) with respect to its enforcement against AMSC Parent, signed by AMSC Parent.

5.   No Waiver; Remedies.  No failure on the part of Hughes to exercise, and no
     -------------------
delay in Hughes' exercise of, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder by Hughes preclude any other or further exercise thereof or the exercise of any other right by Hughes. Hughes may specifically waive any breach of this Agreement by AMSC or AMSC Parent; provided that no such waiver shall be effective or binding unless in writing, and that no such waiver shall constitute a continuing waiver of similar or other breaches.

6.   Notices, Etc.  All notices, demands, requests, consents, approvals and
     ------------
other instruments hereunder shall be in writing and shall be deemed to have been properly given if given as provided for in the Documents, and if to Hughes: 7200 Hughes Terrace, M/S CI/A 700, Los Angeles, California 90045-0066, Attention:
Treasurer.

7.   Separability of This Agreement.  In case any term or provision of this
     ------------------------------
Agreement or any application thereof to any circumstance shall, in any circumstances or jurisdiction and to any extent, be invalid, illegal or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or the application of such term or provision to circumstances or jurisdictions other than those as to which it is held invalid, illegal or unenforceable.

8.   Further Assurances.  AMSC and AMSC Parent hereby agree to execute and
     ------------------
deliver all such instruments and take all such action as Hughes may from time to time reasonably request in order to fully effectuate the purposes of this Agreement.

9.   Headings.  The headings contained in this Agreement are for convenience of
     --------
reference only and shall not modify, define or limit any of the terms or provisions hereof.

10.  Governing Law.  This Agreement shall be governed by, and construed in
     -------------
accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

11.  Representations and Warranties of AMSC and AMSC Parent.  Each of AMSC and
     ------------------------------------------------------
AMSC Parent represent and warrant to Hughes that:

          (a) Each of AMSC and AMSC Parent is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement.

          (b) This Agreement has been duly authorized by all necessary corporate action on the part of, and has been duly executed and delivered by, each of AMSC and AMSC Parent, and none of the execution and delivery hereof, the consummation of the transactions contemplated hereby or compliance by AMSC and AMSC Parent with any of the terms and provisions hereof (i) requires any approval of stockholders or approval or consent of any trustee or holders of any indebtedness or obligations of AMSC or AMSC Parent other than such approvals or consents as have been obtained, (ii) contravenes any law, judgment, governmental rule or regulation or order applicable to or binding on AMSC or AMSC Parent or any of their respective properties, the contravention of which would have a material adverse effect on the financial condition of AMSC and its subsidiaries taken as a whole or AMSC Parent and its subsidiaries taken as a whole or on the ability of AMSC and AMSC Parent to perform any of their obligations under this Agreement, (iii) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement for borrowed money, contract or other agreement or instrument to which AMSC or AMSC Parent is a party or by which AMSC or AMSC Parent or any of their respective properties may be bound, the contravention, breach or default of which would have a material adverse effect on the financial condition of AMSC and its subsidiaries taken as a whole or AMSC Parent and its subsidiaries taken as a whole or on the ability of AMSC and AMSC Parent to perform any of their obligations under this Agreement, or (iv) contravenes its corporate charter or by-laws.

          (c) Neither the execution, delivery and performance by AMSC and AMSC Parent of this Agreement nor the consummation of any of the transactions contemplated hereby (including the issuance of stock upon the exercise of any warrants issued hereunder) requires the consent, approval or authorization of, the giving of notice to, or the registration, recording or filing of any document with, or the taking of any other action in respect of, any governmental agency or authority.

          (d) This Agreement constitutes the legal, valid and binding obligation of each of AMSC and AMSC Parent, enforceable against each of AMSC and AMSC Parent in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity.

          (e) AMSC Parent has delivered copies of the consolidated balance sheet of AMSC Parent and its consolidated subsidiaries as of December 31, 1995, and related statements of consolidated income and cash flow and stockholder's equity for the fiscal year then ended, accompanied by the report of Arthur Andersen LLP, independent accountants. Such statements fairly present, in accordance with generally accepted accounting principles, the financial position of AMSC Parent and its consolidated subsidiaries as of such date and the results of their operations and cash flows for such fiscal year.

12.   Reimbursement Agreement.  If Hughes makes any payments under the Bridge
      ------------------------
Loan Guaranty or the Interim Loan Guaranty, each of AMSC and AMSC Parent agrees that it shall be jointly and severally liable to reimburse Hughes for such payments, and that Hughes will be fully subrogated to the extent of such payment to the rights and remedies (including any collateral security) of the lenders under the Bridge Loan and the Interim Loan. If Hughes acquires any notes evidencing the Bridge Loan or the Interim Loan, or any of such obligations, from the lenders, then Hughes shall acquire all of the rights and remedies (including any collateral security) of such lenders under the Bridge Loan and the Interim Loan. Except as expressly provided herein, Hughes shall have no duties to AMSC or AMSC Parent with respect to the exercise or non-exercise of any of such rights and remedies.

                            [signature page follows]

          IN WITNESS WHEREOF, each of AMSC and AMSC Parent has caused this Agreement to be executed by its duly authorized officer.

                                 AMSC SUBSIDIARY CORPORATION



                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________



                                 AMERICAN MOBILE SATELLITE CORPORATION



                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________



ACCEPTED AND AGREED:

HUGHES ELECTRONICS CORPORATION



By:______________________________
Name:____________________________
Title:___________________________

                                                                       EXHIBIT A

                                  BRIDGE LOAN
                                    GUARANTY
                                    --------

          THIS GUARANTY (this "Guaranty") dated as of April 19, 1996, is made by
                               --------
Hughes Electronics Corporation, a Delaware corporation ("Guarantor"), to Toronto
                                                         ---------
Dominion Investments, Inc. and Morgan Guaranty Trust Company of New York (collectively, the "Guaranteed Parties" and individually, a "Guaranteed Party").
                    ------------------                       ----------------

                                R E C I T A L S:

          WHEREAS, Hughes Communications Satellite Services, Inc., a wholly-owned subsidiary of Guarantor is a shareholder of American Mobile Satellite Corporation, a Delaware corporation ("AMSC"), which is the parent corporation of
                                      ----
AMSC Subsidiary Corporation, a Delaware corporation (the "Company");
                                                          -------

          WHEREAS, AMSC and the Company have entered into that certain Securities Purchase Agreement dated as of January 19, 1996, as amended and restated concurrently herewith (the "Securities Purchase Agreement") pursuant to
                                     -----------------------------
which the Company has issued to the Guaranteed Parties notes in the aggregate face amount of $30,000,000 (such notes and the Securities Purchase Agreement are herein referred to as the "Documents");
                           ---------

          WHEREAS, the Guaranteed Parties have requested Guarantor to enter into this Guaranty as a condition to certain amendments to or waivers under the Documents and it is in the best interest of Guarantor that the Guaranteed Parties enter into such amendments or waivers;


                               A G R E E M E N T:

          NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, receipt of which is hereby acknowledged, Guarantor hereby agrees with and for the benefit of each of the Guaranteed Parties, as follows:

     1.   Guaranty.
          --------
          (a) Guarantor hereby guarantees to each Guaranteed Party (i) the punctual payment when due of each and every obligation of the Company for the payment of principal and interest owing by the Company to such Guaranteed Party under the Documents and
(ii) expenses owing by the Company under Section 10.4 of the Securities Purchase Agreement (collectively, the "Guaranteed Obligations") and (iii) any and all
                              ----------------------
reasonable fees and expenses (including, without limitation, reasonable attorneys' fees) incurred by each Guaranteed Party in successfully enforcing any rights of each Guaranteed Party under this Guaranty; provided, however, that the liability of Guarantor with respect to outstanding and unpaid principal amounts under the Documents shall not exceed $30,000,000, less the amount of principal
                                                  ----
repaid to Guaranteed Parties (including from proceeds of insurance). The Guaranteed Parties may permit the Guaranteed Obligations to exceed Guarantor's maximum liability hereunder without impairing the obligations of Guarantor hereunder; provided, however, that if the Guaranteed Parties increase the principal amount owed by the Company under the Documents or increase the interest rate or fees payable by the Company under the Documents, such increased amounts shall not be part of the Guaranteed Obligations without the prior written consent of Guarantor, and all payments received by the Guaranteed Parties with respect to the obligations of the Company under the Documents (including any proceeds of insurance) shall be deemed to be first applied to the guaranteed portion of such obligations, thereby reducing Guarantor's liability hereunder. In the event that any of the foregoing obligations shall not be paid when due, Guarantor will pay such obligations within five (5) Business Days after Guarantor's receipt of demand therefor; provided that demand for payment of any Guaranteed Obligations shall constitute demand for payment of all interest under the Documents accrued and unpaid from the date of such demand through the date of payment by the Guarantor; and provided further that Guarantor may cause such obligation or liability to be paid on its behalf by any corporation affiliated with it. The payments made by the Guarantor of any Guaranteed Obligations, whether on behalf of the Company prior to a default or after demand on Guarantor, shall be deemed to cure any related payment default under the Documents and any such payments with respect to the principal portion of the Guaranteed liability under this Section 1(a) with respect to principal.
          (b) This Guaranty is a guaranty of payment and not of performance or collection and is in no way conditioned or contingent upon any attempt to collect from the Company.
          (c) Guarantor shall be subrogated to all rights of the applicable Guaranteed Party against the Company, and any collateral security or guarantees therefor, in respect of any amounts paid by Guarantor pursuant to the provisions of this Guaranty; provided that Guarantor shall not exercise any rights of subrogation, reimbursement or contribution from or against the Company with respect to payments made under this Guaranty until Guarantor has satisfied its obligations under this Guaranty or all of the Guaranteed Obligations have been paid in full.
          (d) Guarantor may, at its option, satisfy its obligations hereunder with respect to principal and interest by purchasing the notes issued to Guaranteed Parties by paying the outstanding principal balance plus accrued and unpaid interest thereon. Upon such payment, each Guaranteed Party shall assign to Guarantor its notes, and shall execute and deliver to Guarantor (at Guarantor's expense) such other documents as Guarantor may reasonably request to assign the notes, together with all collateral security therefor, and for Guarantor to assume the rights and obligations of Guaranteed Parties under the Documents.

     2.   Guaranty Absolute.  Except as otherwise provided in this Guaranty, the
          -----------------
liability of Guarantor under this Guaranty with respect to each and all of the Guaranteed Obligations shall be irrevocable and shall be absolute and unconditional irrespective of, and shall not be released, discharged or in any way affected by:
          (a) any waiver, extension, renewal or modification of, or any consent to departure from, any Document, including, without limitation, any waiver or consent involving a change in the time, manner or place of payment of all or any of the Guaranteed Obligations contained in any Document, but subject to the provisions of Section 1 above;
          (b) any extension of the time for payment by the Company or any other Person of any Guaranteed Obligation under any Document;
          (c) any failure, omission or delay by any Guaranteed Party to enforce, assert or exercise any right, power or remedy conferred on or available to it, including, without limitation, to enforce any guaranty by AMSC of the Company's obligations or to exchange such Guaranteed Party's Notes for stock under the Securities Purchase Agreement;
          (d) the voluntary or involuntary liquidation, dissolution, sale of assets, marshalling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of or similar proceeding affecting the Company, Guarantor, any Guaranteed Party or any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;
          (e) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Company, any Guaranteed Party or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim or right by separate suit or counterclaim;
          (f) any invalidity or unenforceability relating to or against the Company for any reason of any Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of any Guaranteed Obligation; or
          (g) any other act or omission to act or delay of any kind by the Company, any Guaranteed Party or any other person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the Guarantor's obligations hereunder.

          Notwithstanding the foregoing, the Guaranteed Parties shall not (i) release the Company or any other guarantor from liability for the Guaranteed Obligations, (ii) release or otherwise impair any collateral security at any time held for the Guaranteed Obligations, (iii) waive any rights to receive proceeds of any insurance, (iv) exchange any Notes for stock of the Company, or (v) extend the maturity date under the Documents to a date later than September 30, 1996, except in each case as consented to by Guarantor and if either Guaranteed Party does so release the Company, any other guarantor or any collateral security, or waive any rights to proceeds of insurance, or exchange any Notes, or extend the maturity date, Guarantor shall be released and discharged from any liability under this Guaranty.

This Guaranty shall continue to be effective or be reinstated, as the case may be, with respect to any Guaranteed Party if at any time any payment of any of the Guaranteed Obligations owed such Guaranteed Party is rescinded or must otherwise be returned by such Guaranteed Party, as the case may be, upon the insolvency, bankruptcy or reorganization of the Company, Guarantor (or any corporation affiliated with Guarantor that makes a payment on Guarantor's behalf pursuant to Section 1(a) hereof) or otherwise, all as though such payment had not been made. If the payment of, or the acceleration of the time for payment of, any sum required to be made by the Company under any Document shall at any time be prevented by reason of a case or proceeding under bankruptcy, insolvency or other similar law, Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, such sum shall be deemed to be payable in accordance with the terms of such Document, and, subject to the limitations in Section 1 above, Guarantor shall pay such sum and any other amounts guaranteed hereunder within five (5) Business Days after Guarantor's receipt of demand therefor.

     3.   Waiver.  Except as otherwise provided in this Guaranty, Guarantor
          ------
hereby unconditionally waives, as to any Guaranteed Party, to the greatest extent permitted by applicable law, (a) any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Guaranteed Party upon this Guaranty, or acceptance of this Guaranty, and the Guaranteed Obligations, (b) any requirement that any Guaranteed Party exhaust any right or take any action against the Company, any other guarantor or any other person or any collateral, (c) all notices which may be required by statute, rule of law or otherwise to preserve any rights against Guarantor hereunder, including, without limitation, any demand, presentment, protest, proof or notice of nonpayment of any amounts payable under or in respect of the Documents, and notice of any failure on the part of the Company to perform and comply with any term or condition of any Document, (d) any rights to the enforcement, assertion or exercise by any Guaranteed Party of any right, remedy, power or privilege under or in respect of any of the Documents, (e) any requirement of diligence and (f) notice of acceptance of this Guaranty. Any Guaranteed Party that is entitled to receive payments required to be made by Guarantor hereunder in respect of any Guaranteed Obligation shall have the right to enforce this

Guaranty (by bringing suit or otherwise) directly against Guarantor with respect to such Guaranteed Obligations without bringing suit against the Company or any other person, as the case may be.

     4.   Amendments, Etc.  No amendment or waiver of any provision of this
          ---------------
Guaranty shall in any event be effective unless the same shall be in writing and
(a) with its enforcement against any Guaranteed Party, signed by such Guaranteed Party, or (b) with respect to its enforcement against Guarantor, signed by Guarantor.

     5.   No Waiver; Remedies.  No failure on the part of any Guaranteed Party
          -------------------
to exercise, and no delay in any Guaranteed Party's exercise of, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder by any Guaranteed Party preclude any other or further exercise thereof or the exercise of any other right by such Guaranteed Party. Any Guaranteed Party may specifically waive any breach of this Guaranty by Guarantor; provided that no such waiver shall be effective or binding unless in writing, and that no such waiver shall constitute a continuing waiver of similar or other breaches.

     6.   Continuing Guaranty.  The effectiveness of this Guaranty and the
          -------------------
obligations of Guarantor hereunder are subject to the condition precedent that either (i) an Event of Default shall have occurred under (and as defined in) the Documents after the date hereof or (ii) the Guaranteed Obligations shall not have been paid in full, through the receipt of proceeds of insurance or otherwise, on or before June 30, 1996. Upon satisfaction of such condition precedent, this Guaranty shall become effective and remain in full force and effect in accordance with the terms hereof until the earlier of (i) payment in full of all of the Guaranteed Obligations and (ii) the date on which Guarantor has satisfied all of its obligations under this Guaranty. The obligation of Guarantor under Section 1(a)(iii) to pay any fees and expenses owing in connection with this Guaranty shall survive such termination. This Guaranty shall be binding upon Guarantor, its successors and assigns, and inure to the benefit of and be enforceable by the successors, transferees and assigns of each Guaranteed Party permitted under the Documents. Guarantor agrees that in the discharge of its obligations hereunder no judgment, order, or exhaustion need be obtained, and no action, suit or proceeding need be brought, and no other remedies need be exhausted against the Company or any other Person for performance by Guarantor of its obligations hereunder.

     7.   Notices, Etc.  All notices, demands, requests, consents, approvals and
          ------------
other instruments hereunder shall be in writing and shall be deemed to have been properly given if given as provided for in the Documents, and if to Guarantor, sent to it at its address or fax number shown on the signature pages of this Guaranty.

     8.   Separability of This Guaranty.  In case any term or provision of this
          -----------------------------
Guaranty or any application thereof to any circumstance shall, in any circumstances or jurisdiction and to any extent, be invalid, illegal or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or the application of such term or provision to circumstances or jurisdictions other than those as to which it is held invalid, illegal or unenforceable.

     9.   Further Assurances.  Guarantor hereby agrees to execute and deliver
          ------------------
all such instruments and take all such action as any Guaranteed Party may from time to time reasonably request in order to fully effectuate the purposes of this Guaranty.

     10.  Headings.  The headings contained in this Guaranty are for convenience
          --------
of reference only and shall not modify, define or limit any of the terms or provisions hereof.

     11.  Governing Law.  This Guaranty shall be governed by, and construed in
          -------------
accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

     12.  Representations and Warranties of Guarantor.  Guarantor represents and
          -------------------------------------------
warrants to each Guaranteed Party that:
          (a) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to enter into and perform its obligations under this Guaranty.
          (b) This Guaranty has been duly authorized by all necessary corporate action on the part of, and has been duly executed and delivered by, Guarantor, and none of the execution and delivery hereof, the consummation of the transactions contemplated hereby or compliance by Guarantor with any of the terms and provisions hereof (i) requires any approval of stockholders or approval or consent of any trustee or holders of any indebtedness or obligations of Guarantor other than such approvals or consents as have been obtained, (ii) contravenes any law, judgment, governmental rule or regulation or order applicable to or binding on Guarantor or any of its properties, the contravention of which would have a material adverse effect on the financial condition of Guarantor and its subsidiaries taken as a whole or on the ability of Guarantor to perform any of its obligations under this Guaranty, (iii) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement for borrowed money, contract or other agreement or instrument to which Guarantor is a party or by which it or any of its properties may be bound, the contravention, breach or default of which would have a material adverse effect on the financial condition of Guarantor and its subsidiaries taken as a whole or on the ability of Guarantor to perform any of its obligations under this Guaranty, or (iv) contravenes its corporate charter or by-laws.
          (c) Neither the execution, delivery and performance by Guarantor of this Guaranty nor the consummation of any of the transactions contemplated hereby requires the consent, approval or authorization of, the giving of prior notice to, or the prior registration, recording or filing of any document with, or the taking of any other action in respect of, any governmental agency or authority.
          (d) This Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity.
          (e) Guarantor has delivered copies of the consolidated balance sheet of Guarantor and its consolidated subsidiaries as of the end of December 31, 1995, and related statements of consolidated income and cash flow and stockholder's equity for the fiscal year then ended, accompanied by the report of Deloitte & Touche, independent accountants. Such statements fairly present, in accordance with generally accepted accounting principles, the financial position of Guarantor and its consolidated subsidiaries as of such date and the results of their operations and cash flows for such fiscal year.



                            [signature page follows]

          IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed by its duly authorized officer.

                                       HUGHES ELECTRONICS CORPORATION



                                       By:________________________________
                                       Name:______________________________
                                       Title:_____________________________


                                       ADDRESS FOR NOTICES:

                                       7200 Hughes Terrace
                                       M/S CI/A 700
                                       Los Angeles, California 90045-0066
                                       Attention: Roderick Sherwood, III



ACCEPTED AND AGREED:

TORONTO DOMINION INVESTMENTS, INC.


By:______________________________
Name:____________________________
Title:___________________________


MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By:______________________________
Name:____________________________
Title:___________________________

                                                                       EXHIBIT B

                                  INTERIM LOAN
                                    GUARANTY
                                    --------

          THIS GUARANTY (this "Guaranty") dated as of April 19, 1996, is made by
                               --------
Hughes Electronics Corporation, a Delaware corporation ("Guarantor"), to Toronto
                                                         ---------
Dominion (Texas), Inc. and Morgan Guaranty Trust Company of New York (collectively, the "Guaranteed Parties" and individually, a "Guaranteed Party").
                    ------------------                       ----------------

                                R E C I T A L S:

          WHEREAS, Hughes Communications Satellite Services, Inc., a wholly-owned subsidiary of Guarantor is a shareholder of American Mobile Satellite Corporation, a Delaware corporation ("AMSC"), the parent corporation of AMSC
                                      ----
Subsidiary Corporation, a Delaware corporation (the "Company");
                                                     -------

          WHEREAS, the Company proposes to issue to the Guaranteed Parties notes in the aggregate amount of $20,000,000 (such promissory notes are collectively herein referred to as the "Documents");
                           ---------

          WHEREAS, the Guaranteed Parties are unwilling to extend credit to the Company under the Documents without credit support from shareholders of AMSC;

          WHEREAS, it is in the best interests of Guarantor that Guaranteed Parties extend credit to the Company, and therefore Guarantor has agreed to enter into this Guaranty.

          WHEREAS, certain other shareholders may also execute and deliver guaranties on substantially the same terms as this Guaranty, but limited in amount;


                               A G R E E M E N T:

          NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, receipt of which is hereby acknowledged, Guarantor hereby agrees with and for the benefit of each of the Guaranteed Parties, as follows:

     1.   Guaranty.
          --------
          (a) Guarantor hereby guarantees to each Guaranteed Party (i) the punctual payment when due of each and every obligation of the Company for the payment of principal or interest owing by the Company to such Guaranteed Party under the Documents and (ii) expenses owing by the Company under Section 6 of the Documents (collectively, the "Guaranteed Obligations") and (iii) any and all
                                  ----------------------
reasonable fees and expenses (including, without limitation, reasonable attorneys' fees) incurred by each Guaranteed Party in successfully enforcing any rights of each Guaranteed Party under this Guaranty; provided, however, that the
                                                     ------------------
liability of Guarantor with respect to outstanding and unpaid principal amounts under the Documents shall not exceed $20,000,000, less the amount of principal repaid to Guaranteed Parties, and shall be reduced upon issuance of any Other Guaranty, as provided in Section 1(d) below. The Guaranteed Parties may permit the Guaranteed Obligations to exceed Guarantor's maximum liability hereunder without impairing the obligations of Guarantor hereunder; provided, however,
                                                          ------------------
that if the Guaranteed Parties increase the principal amount owed by the Company under the Documents or increase the interest rate or fees payable by the Company under the Documents, such increased amounts shall not be part of the Guaranteed Obligations without the prior written consent of Guarantor, and all payments received by the Guaranteed Parties with respect to the obligations of the Company under the Documents (including any proceeds of insurance) shall be deemed to be first applied to the guaranteed portion of such obligations, thereby reducing Guarantor's liability hereunder (pro rata with the reduction of liability under any Other Guaranty). In the event that any of the foregoing obligations shall not be paid when due, Guarantor will pay such obligations within five (5) Business Days after Guarantor's receipt of demand therefor; provided that demand for payment of any Guaranteed Obligations shall constitute demand for payment of all interest under the Documents accrued and unpaid from the date of such demand through the date of payment by the Guarantor, and provided further that Guarantor may cause such obligation or liability to be paid on its behalf by any corporation affiliated with it. The payments made by the Guarantor of any Guaranteed Obligations, whether on behalf of the Company prior to a default or after demand on Guarantor, shall be deemed to cure any related payment default under the Documents and any such payments with respect to the principal portion of the Guaranteed Obligations shall reduce Guaranteed liability under this Section 1(a) with respect to principal.
          (b) This Guaranty is a guaranty of payment and not of performance or collection and is in no way conditioned or contingent upon any attempt to collect from the Company.
          (c) Guarantor shall be subrogated to all rights of the applicable Guaranteed Party against the Company, and any collateral security or guarantees therefor, in respect of any amounts paid by Guarantor pursuant to the provisions of this Guaranty; provided that Guarantor shall not exercise any rights of
                  --------
subrogation, reimbursement or contribution from or against the Company with respect to payments made under this Guaranty until Guarantor has satisfied its obligations under this Guaranty or all of the Guaranteed Obligations have been paid in full.
          (d) Upon the due execution and delivery of a guaranty on terms identical to this Guaranty, mutatis mutandis, or otherwise acceptable to the Guaranteed Parties, with respect to a portion of the Guaranteed Obligations (an "Other Guaranty") by Singapore Telecommunications Ltd. (or by any other person acceptable to the Guaranteed Parties), accompanied by delivery of evidence reasonably satisfactory to the Guaranteed Parties of the due authorization, execution and delivery of such Other Guaranty and an opinion of counsel, in form and substance reasonably satisfactory to the Guaranteed Parties, as to the enforceability of such Other Guaranty, the liability of Guarantor for the principal portion of the Guaranteed Obligations under Section 1(a) above shall automatically be reduced by the amount of the principal portion of the Guaranteed Obligations subject to such Other Guaranty. The liability of Guarantor and the liability of any other guarantor under any Other Guaranty shall be independent and several obligations, and Guarantor shall have no liability whatsoever with respect to the obligations under any Other Guaranty. Any payments with respect to the principal portion of the Guaranteed Obligations by the Company (whether paid by the Company or from insurance proceeds) shall be applied ratably to reduce the liabilities of Guarantor and any guarantor under any Other Guaranty with respect to such principal portion. The Guaranteed Parties shall give prompt written notice to Guarantor of the delivery of any Other Guaranty and the other requisite documents, which notice shall confirm the reduction in Guarantor's liability required under this Section (d), but failure of Guarantor to receive such notice shall not affect the automatic reduction in Guarantor's maximum liability hereunder.
          (e) Guarantor may, at its option, satisfy its obligations hereunder with respect to principal and interest by purchasing the notes issued to Guaranteed Parties by paying the outstanding principal balance plus accrued and unpaid interest thereon. Upon such payment, each Guaranteed Party shall assign to Guarantor its notes, and shall execute and deliver to Guarantor (at Guarantor's expense) such other documents as Guarantor may reasonably request to assign the notes, together with all collateral security therefor, and for Guarantor to assume the rights and obligations of Guaranteed Parties under the Documents.

     2.   Guaranty Absolute.  Except as otherwise provided in this Guaranty, the
          -----------------
liability of Guarantor under this Guaranty with respect to each and all of the Guaranteed Obligations shall be irrevocable and shall be absolute and unconditional irrespective of, and shall not be released, discharged or in any way affected by:
          (a) any waiver, extension, renewal or modification of, or any consent to departure from, any Document, including, without limitation, any waiver or consent involving a change in the time, manner or place of payment of all or any of the Guaranteed Obligations contained in any Document, but subject to the provisions of Section 1 above;
          (b) any extension of the time for payment by the Company or any other Person of any Guaranteed Obligation under any Document;
          (c) any failure, omission or delay by any Guaranteed Party to enforce, assert or exercise any right, power or remedy conferred on or available to it including, without limitation, to enforce any guaranty by AMSC of the Company's obligations;
          (d) the voluntary or involuntary liquidation, dissolution, sale of assets, marshalling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of or similar proceeding affecting the Company, Guarantor, any Guaranteed Party or any other person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;
          (e) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Company, any Guaranteed Party or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim or right by separate suit or counterclaim;
          (f) any invalidity or unenforceability relating to or against the Company for any reason of any Document, or any provision of applicable law or regulation purporting to prohibit the payment by the Company of any Guaranteed Obligation; or
          (g) any other act or omission to act or delay of any kind by the Company, any Guaranteed Party or any other person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the Guarantor's obligations hereunder.

          Notwithstanding the foregoing, the Guaranteed Parties shall not (i) release the Company or any other guarantor from liability for the Guaranteed Obligations, (ii) release or otherwise impair any collateral security at any time held for the Guaranteed Obligations, or (iii) waive any rights to receive proceeds of any insurance, or (iv) extend the maturity date under the Documents to a date later than September 30, 1996, except in each case as consented to by Guarantor and if either Guaranteed Party does so release the Company, any other guarantor or any collateral security, or waive any rights to proceeds of insurance, or extend the maturity date, Guarantor shall be released and discharged from any liability under this Guaranty.

This Guaranty shall continue to be effective or be reinstated, as the case may be, with respect to any Guaranteed Party if at any time any payment of any of the Guaranteed Obligations owed such

Guaranteed Party is rescinded or must otherwise be returned by such Guaranteed Party, as the case may be, upon the insolvency, bankruptcy or reorganization of the Company, Guarantor (or any corporation affiliated with Guarantor that makes a payment on Guarantor's behalf pursuant to Section 1(a) hereof) or otherwise,
                                            -------
all as though such payment had not been made. If the payment of, or the acceleration of the time for payment of, any sum required to be made by the Company under any Document shall at any time be prevented by reason of a case or proceeding under bankruptcy, insolvency or other similar law, Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, such sum shall be deemed to be payable in accordance with the terms of such Document, and, subject to the limitations in Section 1 above, Guarantor shall pay such sum and any other amounts guaranteed hereunder within five (5) Business Days after Guarantor's receipt of demand therefor.

     3.   Waiver.  Except as otherwise provided in this Guaranty, Guarantor
          ------
hereby unconditionally waives, as to any Guaranteed Party, to the greatest extent permitted by applicable law, (a) any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Guaranteed Party upon this Guaranty, or acceptance of this Guaranty, and the Guaranteed Obligations, (b) any requirement that any Guaranteed Party exhaust any right or take any action against the Company, any other guarantor or any other person or any collateral, (c) all notices which may be required by statute, rule of law or otherwise to preserve any rights against Guarantor hereunder, including, without limitation, any demand, presentment, protest, proof or notice of nonpayment of any amounts payable under or in respect of the Documents, and notice of any failure on the part of the Company to perform and comply with any term or condition of any Document, (d) any rights to the enforcement, assertion or exercise by any Guaranteed Party of any right, remedy, power or privilege under or in respect of any of the Documents, (e) any requirement of diligence and (f) notice of acceptance of this Guaranty. Any Guaranteed Party that is entitled to receive payments required to be made by Guarantor hereunder in respect of any Guaranteed Obligation shall have the right to enforce this Guaranty (by bringing suit or otherwise) directly against Guarantor with respect to such Guaranteed Obligations without bringing suit against the Company or any other person, as the case may be.

     4.   Amendments, Etc.  No amendment or waiver of any provision of this
          ---------------
Guaranty shall in any event be effective unless the same shall be in writing and
(a) with its enforcement against any Guaranteed Party, signed by such Guaranteed Party, or (b) with respect to its enforcement against Guarantor, signed by Guarantor.

     5.   No Waiver; Remedies.  No failure on the part of any Guaranteed Party
          -------------------
to exercise, and no delay in any Guaranteed Party's exercise of, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder by any Guaranteed Party preclude any other or further exercise thereof or the exercise of any other right by such Guaranteed Party. Any Guaranteed Party may specifically waive any breach of this Guaranty by Guarantor; provided that no such waiver shall be effective or binding unless in writing, and that no such waiver shall constitute a continuing waiver of similar or other breaches.

     6.   Continuing Guaranty.  This Guaranty shall remain in full force and
          -------------------
effect in accordance with the terms hereof until the earlier of (i) payment in full of all of the Guaranteed Obligations and (ii) the date on which Guarantor has satisfied all of its obligations under this Guaranty. The obligation of Guarantor under Section 1(a)(iii) to pay any fees and expenses owing in connection with the enforcement of this Guaranty shall survive such termination. This Guaranty shall be binding upon Guarantor, its successors and assigns, and inure to the benefit of and be enforceable by the successors, transferees and assigns of each Guaranteed Party permitted under the Documents. Guarantor agrees that in the discharge of its obligations hereunder no judgment, order, or exhaustion need be obtained, and no action, suit or proceeding need be brought, and no other remedies need be exhausted against the Company or any other Person for performance by Guarantor of its obligations hereunder.

     7.   Notices, Etc.  All notices, demands, requests, consents, approvals and
          ------------
other instruments hereunder shall be in writing and shall be deemed to have been properly given if given as provided for in the Documents, and if to Guarantor, sent to it at its address or fax number shown on the signature pages of this Guaranty.

     8.   Separability of This Guaranty.  In case any term or provision of this
          -----------------------------
Guaranty or any application thereof to any circumstance shall, in any circumstances or jurisdiction and to any extent, be invalid, illegal or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or the application of such term or provision to circumstances or jurisdictions other than those as to which it is held invalid, illegal or unenforceable.

     9.   Further Assurances.  Guarantor hereby agrees to execute and deliver
          ------------------
all such instruments and take all such action as any Guaranteed Party may from time to time reasonably request in order to fully effectuate the purposes of this Guaranty.

     10.  Headings.  The headings contained in this Guaranty are for convenience
          --------
of reference only and shall not modify, define or limit any of the terms or provisions hereof.

     11.  Governing Law.  This Guaranty shall be governed by, and construed in
          -------------
accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

     12.  Representations and Warranties of Guarantor.  Guarantor represents and
          -------------------------------------------
warrants to each Guaranteed Party that:
          (a) It is a corporation duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to enter into and perform its obligations under this Guaranty.
          (b) This Guaranty has been duly authorized by all necessary corporate action on the part of, and has been duly executed and delivered by, Guarantor, and none of the execution and delivery hereof, the consummation of the transactions contemplated hereby or compliance by Guarantor with any of the terms and provisions hereof (i) requires any approval of stockholders or approval or consent of any trustee or holders of any indebtedness or obligations of Guarantor other than such approvals or consents as have been obtained, (ii) contravenes any law, judgment, governmental rule or regulation or order applicable to or binding on Guarantor or any of its properties, the contravention of which would have a material adverse effect on the financial condition of Guarantor and its subsidiaries taken as a whole or on the ability of Guarantor to perform any of its obligations under this Guaranty, (iii) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement for borrowed money, contract or other agreement or instrument to which Guarantor is a party or by which it or any of its properties may be bound, the contravention, breach or default of which would have a material adverse effect on the financial condition of Guarantor and its subsidiaries taken as a whole or on the ability of Guarantor to perform any of its obligations under this Guaranty, or (iv) contravenes its corporate charter or by-laws.
          (c) Neither the execution, delivery and performance by Guarantor of this Guaranty nor the consummation of any of the transactions contemplated hereby requires the consent, approval or authorization of, the giving of prior notice to, or the prior registration, recording or filing of any document with, or the taking of any other action in respect of, any governmental agency or authority.
          (d) This Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity.
          (e) Guarantor has delivered copies of the consolidated balance sheet of Guarantor and its consolidated subsidiaries as of the end of its most recent fiscal year, and related statements of consolidated income and cash flow and stockholder's equity for the fiscal year then ended, accompanied by the report of its independent accountants. Such statements fairly present, in accordance with generally accepted accounting principles, the financial position of Guarantor and its consolidated subsidiaries as of such date and the results of their operations and cash flows for such fiscal year.



                            [signature page follows]

          IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed by its duly authorized officer.

                                       HUGHES ELECTRONICS CORPORATION



                                       By:_________________________________
                                       Name:_______________________________
                                       Title:______________________________


                                       ADDRESS FOR NOTICES:

                                       7200 Hughes Terrace
                                       M/S CI/A 700
                                       Los Angeles, California 90045-0066
                                       Attention: Roderick Sherwood, III



ACCEPTED AND AGREED:

TORONTO DOMINION (TEXAS), INC.


By:________________________________
Name:______________________________
Title:_____________________________


MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By:________________________________
Name:______________________________
Title:_____________________________